UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2024

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wallstraße 16
10179 Berlin, Germany
(Address of principal executive offices) (Zip Code)

+49 89 2153 9035
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 3, 2024 (the “Completion Date”), atai Life Sciences N.V. (the “Company”) entered into a subscription and shareholders’ agreement with Beckley Psytech Limited, a company incorporated in England and Wales (“BPL”), and certain other shareholders of BPL as identified in such agreement (the “SSA”). Pursuant to the terms of the SSA, the Company (a) acquired 24,096,385 newly issued series C preferred shares, par value £0.0001 per share, of BPL (the “Series C Shares”) for a total purchase price of $39,999,999.10 (the “Primary Investment”); and (b) undertakes to enter into a Share Purchase Deed (the “Secondary Sale SPA”) within 10 business days of the Completion Date, pursuant to which the Company will acquire a total of 11,153,246 shares of BPL from certain existing shareholders of BPL (the “Secondary Sale” and together with the Primary Investment, the “Investment”), all of which will be re-designated into Series C Shares immediately prior to completion of the Secondary Sale, for a total purchase price of US $10,000,000.40.

Following completion of the Investment, the Company will hold a 35.47% interest in the voting securities of BPL.

In connection with the Investment, the Company has also acquired, pursuant to an equity warrant instrument between the Company and BPL, dated January 3, 2024, 24,096,385 warrants to purchase an amount of Series C shares equal to the lesser of (i) 24,096,385 Series C Shares; or (ii) such number of Series C Shares (rounded up to the nearest whole number) as immediately after their issuance would, together with all shares held by the Company in the issued share capital of BPL, less than 50% of BPL’s fully diluted share capital, and each such warrant is exercisable at an exercise price of $2.158 per share. In addition, the Company will have the right to receive additional warrants to purchase Series C Shares in the event BPL issues equity or equity linked securities pursuant to a deferred equity arrangement in connection with a prior acquisition made by BPL, each such warrant is exercisable at an exercise price of $1.66 per share. Each of the warrants described above is exercisable upon delivery of a written notice to BPL.

The rights, preferences of and privileges of the Company and the Series C Shares are set forth in the SSA and BPL’s articles and association (the “Articles”) and include, among other things: (i) pari passu rights to dividends; (ii) a 1x non-participating liquidation preference; (iii) the right to convert the Series C Shares into ordinary shares of BPL on election or immediately upon on a qualifying initial public offering as determined by certain share price and proceeds thresholds; and (iv) certain other customary protective and preferential provisions (including, but not limited to, pre-emption rights on new issuances or transfers of shares, customary drag, tag and co-sale rights and rights of first refusal and negotiation on change of controls or asset sales).

For so long as the Company holds not less than 50% of the Series C Shares held by it on the  Completion Date, the Company will have the right to appoint to BPL’s board of directors the greater of such number of directors as: (i) would constitute one third of the total number directors of BPL’s board of directors from time to time; and (ii) reflects the Company’s proportionate shareholding in BPL (subject to certain additional conditions).

Under the SSA, BPL has undertaken to grant the Company customary registration rights in the event that BPL conducts an initial public offering of its shares on a US stock exchange.

Under the SSA, the Company has undertaken to agree to, and vote in support of, certain matters that are approved by BPL’s board of directors and the holders of at least 75% of BPL’s issued shares, including: (i) a primary issuance of new shares (“Primary Offering”); (ii) an initial public offering; or (iii) a scheme of arrangement between BPL and its creditors and/or its members (or a class of its creditors or members) pursuant to Part 26 of the UK Companies Act 2006, (together, the “Transactions”); provided such Transactions meet certain valuation thresholds (and in the case of a Primary Offering, provided it does not affect the Company’s director appointment rights for 12 months from the completion of such Primary Offering and in respect of any Primary Offering that takes places on or prior to the fifth anniversary of the Completion Date, that the Company and BPL negotiate an increase to the relevant valuation threshold). If the Company breaches this obligation, BPL has a call option under which it may elect to repurchase all of the Company’s shares in BPL at a price per share of $1.66.

The foregoing description of the material terms of the SSA and the Secondary Sale SPA are qualified in their entirety by reference to the full text of the SSA and the Form of Secondary Sale SPA, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required, the information set forth in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 4, 2024, the Company issued a press release announcing the transactions described above. The Company intends to host a conference call on January 4, 2024 at 8:00 a.m. ET to discuss the transactions described above. Registration and dial-in details for the conference call can be accessed on the Company’s website under News, Events & Presentations in the Investors section via the following link: https://ir.atai.life/news-events/events.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also intends to post a supplemental presentation which it intends to use during the conference call to its website https://ir.atai.life/news-events/presentations immediately prior to the start of the conference call. Additionally, the Company anticipates providing an updated investor presentation reflecting the transactions described above following the conference call.

The information contained under Item 7.01 of this Current Report on Form 8-K and in the press release attached hereto as Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1 shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1†
Amended and Restated Subscription and Shareholders’ Agreement Relating to Beckley Psytech Limited, dated January 3, 2024, by and among the Company, Beckley Psytech Limited, and certain other persons set forth therein.

10.2	Form of Share Purchase Deed by and among the Company and certain persons set forth therein.
99.1*	Press Release of atai Life Sciences N.V., dated January 4, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

†
Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit pursuant to Item 601(b)(10)(iv). Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the Securities and Exchange Commission.

*	Furnished herewith.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “may”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “ expect”, “could”, “would”, “project”, “plan”, “potentially”, “preliminary”, “likely”, and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the terms and benefits of the strategic investment with BPL, the timing of clinical and regulatory developments related to BPL-003 and ELE-101, the completion of the Secondary Sale, the percentage ownership the Company will have of BPL and the potential issuance of any additional warrants under the SSA.

These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from its expectations expressed or implied by the forward-looking statements, including without limitation, the risk that the Secondary Sale does not close within the expected timeframe, or at all, and the factors discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the period ended September 30, 2023 and in its Annual Report on Form 10-K for the year ended December 31, 2022 and as any such factors may be updated from time to time in its other filings with the SEC. Any forward-looking statements made herein speak only as of the date of this Current Report. Except as required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason after the date of this Current Report or to conform these statements to actual results or revised expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: January 4, 2024	By:	/s/ Florian Brand
	Name:	Florian Brand
	Title:	Chief Executive Officer